Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Six Months Ended
	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	2Q'19 vs. 2Q'18		Jun 30, 2019	Jun 30, 2018	YTD'19 vs. YTD'18
EARNINGS
Net interest income	$4,155	$4,226	$4,333	$4,206	$3,737	$418	11.2%	$8,381	$7,579	$802	10.6%
Retailer share arrangements	(859)	(954)	(855)	(871)	(653)	(206)	31.5%	(1,813)	(1,373)	(440)	32.0%
Provision for loan losses	1,198	859	1,452	1,451	1,280	(82)	(6.4)%	2,057	2,642	(585)	(22.1)%
Net interest income, after retailer share arrangements and provision for loan losses	2,098	2,413	2,026	1,884	1,804	294	16.3%	4,511	3,564	947	26.6%
Other income	90	92	64	63	63	27	42.9%	182	138	44	31.9%
Other expense	1,059	1,043	1,078	1,054	975	84	8.6%	2,102	1,963	139	7.1%
Earnings before provision for income taxes	1,129	1,462	1,012	893	892	237	26.6%	2,591	1,739	852	49.0%
Provision for income taxes	276	355	229	222	196	80	40.8%	631	403	228	56.6%
Net earnings	$853	$1,107	$783	$671	$696	$157	22.6%	$1,960	$1,336	$624	46.7%
Net earnings attributable to common stockholders	$853	$1,107	$783	$671	$696	$157	22.6%	$1,960	$1,336	$624	46.7%

COMMON SHARE STATISTICS
Basic EPS	$1.25	$1.57	$1.09	$0.91	$0.93	$0.32	34.4%	$2.82	$1.76	$1.06	60.2%
Diluted EPS	$1.24	$1.56	$1.09	$0.91	$0.92	$0.32	34.8%	$2.81	$1.75	$1.06	60.6%
Dividend declared per share	$0.21	$0.21	$0.21	$0.21	$0.15	$0.06	40.0%	$0.42	$0.30	$0.12	40.0%
Common stock price	$34.67	$31.90	$23.46	$31.08	$33.38	$1.29	3.9%	$34.67	$33.38	$1.29	3.9%
Book value per share	$22.03	$21.35	$20.42	$19.47	$19.37	$2.66	13.7%	$22.03	$19.37	$2.66	13.7%
Tangible common equity per share(1)	$18.60	$17.96	$17.41	$16.51	$16.84	$1.76	10.5%	$18.60	$16.84	$1.76	10.5%

Beginning common shares outstanding	688.8	718.8	718.7	746.6	760.3	(71.5)	(9.4)%	718.8	770.5	(51.7)	(6.7)%
Issuance of common shares	—	—	—	—	—	—	NM	—	—	—	—%
Stock-based compensation	1.2	0.9	0.1	2.4	0.3	0.9	NM	2.1	0.5	1.6	NM
Shares repurchased	(21.1)	(30.9)	—	(30.3)	(14.0)	(7.1)	50.7%	(52.0)	(24.4)	(27.6)	113.1%
Ending common shares outstanding	668.9	688.8	718.8	718.7	746.6	(77.7)	(10.4)%	668.9	746.6	(77.7)	(10.4)%

Weighted average common shares outstanding	683.6	706.3	718.7	734.9	752.2	(68.6)	(9.1)%	694.8	757.9	(63.1)	(8.3)%
Weighted average common shares outstanding (fully diluted)	686.5	708.9	720.9	738.8	758.3	(71.8)	(9.5)%	697.7	764.3	(66.6)	(8.7)%

(1) Tangible Common Equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

SYNCHRONY FINANCIAL
SELECTED METRICS
(unaudited, $ in millions, except account data)
	Quarter Ended							Six Months Ended
	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	2Q'19 vs. 2Q'18		Jun 30, 2019	Jun 30, 2018	YTD'19 vs. YTD'18
PERFORMANCE METRICS
Return on assets(1)	3.3%	4.3%	2.9%	2.7%	2.9%		0.4%	3.8%	2.8%		1.0%
Return on equity(2)	23.1%	30.4%	21.5%	18.5%	19.4%		3.7%	26.7%	18.8%		7.9%
Return on tangible common equity(3)	27.4%	35.8%	25.2%	21.5%	22.1%		5.3%	31.6%	21.5%		10.1%
Net interest margin(4)	15.75%	16.08%	16.06%	16.41%	15.33%		0.42%	15.92%	15.69%		0.23%
Efficiency ratio(5)	31.3%	31.0%	30.4%	31.0%	31.0%		0.3%	31.1%	30.9%		0.2%
Other expense as a % of average loan receivables, including held for sale	4.78%	4.71%	4.79%	4.82%	5.02%		(0.24)%	4.74%	5.04%		(0.30)%
Effective income tax rate	24.4%	24.3%	22.6%	24.9%	22.0%		2.4%	24.4%	23.2%		1.2%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	6.01%	6.06%	5.54%	4.97%	5.97%		0.04%	6.04%	6.06%		(0.02)%
30+ days past due as a % of period-end loan receivables(6)	4.43%	4.92%	4.76%	4.59%	4.17%		0.26%	4.43%	4.17%		0.26%
90+ days past due as a % of period-end loan receivables(6)	2.16%	2.51%	2.29%	2.09%	1.98%		0.18%	2.16%	1.98%		0.18%
Net charge-offs	$1,331	$1,344	$1,248	$1,087	$1,159	$172	14.8%	$2,675	$2,357	$318	13.5%
Loan receivables delinquent over 30 days(6)	$3,625	$3,957	$4,430	$4,021	$3,293	$332	10.1%	$3,625	$3,293	$332	10.1%
Loan receivables delinquent over 90 days(6)	$1,768	$2,019	$2,135	$1,833	$1,561	$207	13.3%	$1,768	$1,561	$207	13.3%

Allowance for loan losses (period-end)	$5,809	$5,942	$6,427	$6,223	$5,859	$(50)	(0.9)%	$5,809	$5,859	$(50)	(0.9)%
Allowance coverage ratio(7)	7.10%	7.39%	6.90%	7.11%	7.43%		(0.33)%	7.10%	7.43%		(0.33)%

BUSINESS METRICS
Purchase volume(8)(9)	$38,291	$32,513	$40,320	$36,443	$34,268	$4,023	11.7%	$70,804	$63,894	$6,910	10.8%
Period-end loan receivables	$81,796	$80,405	$93,139	$87,521	$78,879	$2,917	3.7%	$81,796	$78,879	$2,917	3.7%
Credit cards	$78,446	$77,251	$89,994	$84,319	$75,753	$2,693	3.6%	$78,446	$75,753	$2,693	3.6%
Consumer installment loans	$1,983	$1,860	$1,845	$1,789	$1,708	$275	16.1%	$1,983	$1,708	$275	16.1%
Commercial credit products	$1,328	$1,256	$1,260	$1,353	$1,356	$(28)	(2.1)%	$1,328	$1,356	$(28)	(2.1)%
Other	$39	$38	$40	$60	$62	$(23)	(37.1)%	$39	$62	$(23)	(37.1)%
Average loan receivables, including held for sale	$88,792	$89,903	$89,340	$86,783	$77,853	$10,939	14.1%	$89,344	$78,468	$10,876	13.9%
Period-end active accounts (in thousands)(9)(10)	76,065	74,812	80,339	75,457	69,767	6,298	9.0%	76,065	69,767	6,298	9.0%
Average active accounts (in thousands)(9)(10)	75,525	77,132	77,382	75,482	69,344	6,181	8.9%	76,545	70,540	6,005	8.5%

LIQUIDITY
Liquid assets
Cash and equivalents	$11,755	$12,963	$9,396	$12,068	$15,675	$(3,920)	(25.0)%	$11,755	$15,675	$(3,920)	(25.0)%
Total liquid assets	$16,665	$17,360	$14,822	$18,214	$21,491	$(4,826)	(22.5)%	$16,665	$21,491	$(4,826)	(22.5)%
Undrawn credit facilities
Undrawn credit facilities	$7,050	$6,050	$4,375	$5,125	$6,500	$550	8.5%	$7,050	$6,500	$550	8.5%
Total liquid assets and undrawn credit facilities	$23,715	$23,410	$19,197	$23,339	$27,991	$(4,276)	(15.3)%	$23,715	$27,991	$(4,276)	(15.3)%
Liquid assets % of total assets	15.66%	16.47%	13.88%	17.42%	21.68%		(6.02)%	15.66%	21.68%		(6.02)%
Liquid assets including undrawn credit facilities % of total assets	22.29%	22.21%	17.98%	22.32%	28.24%		(5.95)%	22.29%	28.24%		(5.95)%

(1) Return on assets represents net earnings as a percentage of average total assets.
(2) Return on equity represents net earnings as a percentage of average total equity.
(3) Return on tangible common equity represents net earnings as a percentage of average tangible common equity. Tangible common equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(4) Net interest margin represents net interest income divided by average interest-earning assets.
(5) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, plus other income, less retailer share arrangements.
(6) Based on customer statement-end balances extrapolated to the respective period-end date.
(7) Allowance coverage ratio represents allowance for loan losses divided by total period-end loan receivables.
(8) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(9) Includes activity and accounts associated with loan receivables held for sale.
(10) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	2Q'19 vs. 2Q'18		Jun 30, 2019	Jun 30, 2018	YTD'19 vs. YTD'18
Interest income:
Interest and fees on loans	$4,636	$4,687	$4,774	$4,617	$4,081	$555	13.6%	$9,323	$8,253	$1,070	13.0%
Interest on cash and investment securities	102	99	102	77	93	9	9.7%	201	165	36	21.8%
Total interest income	4,738	4,786	4,876	4,694	4,174	564	13.5%	9,524	8,418	1,106	13.1%

Interest expense:
Interest on deposits	397	375	350	314	273	124	45.4%	772	522	250	47.9%
Interest on borrowings of consolidated securitization entities	90	100	104	86	80	10	12.5%	190	154	36	23.4%
Interest on senior unsecured notes	96	85	89	88	84	12	14.3%	181	163	18	11.0%
Total interest expense	583	560	543	488	437	146	33.4%	1,143	839	304	36.2%

Net interest income	4,155	4,226	4,333	4,206	3,737	418	11.2%	8,381	7,579	802	10.6%

Retailer share arrangements	(859)	(954)	(855)	(871)	(653)	(206)	31.5%	(1,813)	(1,373)	(440)	32.0%
Provision for loan losses	1,198	859	1,452	1,451	1,280	(82)	(6.4)%	2,057	2,642	(585)	(22.1)%
Net interest income, after retailer share arrangements and provision for loan losses	2,098	2,413	2,026	1,884	1,804	294	16.3%	4,511	3,564	947	26.6%

Other income:
Interchange revenue	194	165	193	182	177	17	9.6%	359	335	24	7.2%
Debt cancellation fees	69	68	70	65	66	3	4.5%	137	132	5	3.8%
Loyalty programs	(192)	(167)	(208)	(196)	(192)	—	—%	(359)	(347)	(12)	3.5%
Other	19	26	9	12	12	7	58.3%	45	18	27	150.0%
Total other income	90	92	64	63	63	27	42.9%	182	138	44	31.9%

Other expense:
Employee costs	358	353	353	365	351	7	2.0%	711	709	2	0.3%
Professional fees	231	232	231	232	177	54	30.5%	463	343	120	35.0%
Marketing and business development	135	123	166	131	110	25	22.7%	258	231	27	11.7%
Information processing	123	113	118	105	99	24	24.2%	236	203	33	16.3%
Other	212	222	210	221	238	(26)	(10.9)%	434	477	(43)	(9.0)%
Total other expense	1,059	1,043	1,078	1,054	975	84	8.6%	2,102	1,963	139	7.1%

Earnings before provision for income taxes	1,129	1,462	1,012	893	892	237	26.6%	2,591	1,739	852	49.0%
Provision for income taxes	276	355	229	222	196	80	40.8%	631	403	228	56.6%
Net earnings attributable to common shareholders	$853	$1,107	$783	$671	$696	$157	22.6%	$1,960	$1,336	$624	46.7%

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION
(unaudited, $ in millions)
	Quarter Ended
	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Jun 30, 2019 vs. Jun 30, 2018
Assets
Cash and equivalents	$11,755	$12,963	$9,396	$12,068	$15,675	$(3,920)	(25.0)%
Debt securities	6,147	5,506	6,062	7,281	6,779	(632)	(9.3)%
Loan receivables:
Unsecuritized loans held for investment	55,178	54,907	64,969	59,868	50,884	4,294	8.4%
Restricted loans of consolidated securitization entities	26,618	25,498	28,170	27,653	27,995	(1,377)	(4.9)%
Total loan receivables	81,796	80,405	93,139	87,521	78,879	2,917	3.7%
Less: Allowance for loan losses	(5,809)	(5,942)	(6,427)	(6,223)	(5,859)	50	(0.9)%
Loan receivables, net	75,987	74,463	86,712	81,298	73,020	2,967	4.1%
Loan receivables held for sale	8,096	8,052	—	—	—	8,096	NM
Goodwill	1,078	1,076	1,024	1,024	1,024	54	5.3%
Intangible assets, net	1,215	1,259	1,137	1,105	863	352	40.8%
Other assets	2,110	2,065	2,461	1,769	1,761	349	19.8%
Total assets	$106,388	$105,384	$106,792	$104,545	$99,122	$7,266	7.3%

Liabilities and Equity
Deposits:
Interest-bearing deposit accounts	$65,382	$63,787	$63,738	$62,030	$58,734	$6,648	11.3%
Non-interest-bearing deposit accounts	263	273	281	287	277	(14)	(5.1)%
Total deposits	65,645	64,060	64,019	62,317	59,011	6,634	11.2%
Borrowings:
Borrowings of consolidated securitization entities	11,941	12,091	14,439	14,187	12,170	(229)	(1.9)%
Senior unsecured notes	9,303	9,800	9,557	9,554	9,551	(248)	(2.6)%
Total borrowings	21,244	21,891	23,996	23,741	21,721	(477)	(2.2)%
Accrued expenses and other liabilities	4,765	4,724	4,099	4,491	3,932	833	21.2%
Total liabilities	91,654	90,675	92,114	90,549	84,664	6,990	8.3%
Equity:
Common stock	1	1	1	1	1	—	—%
Additional paid-in capital	9,500	9,489	9,482	9,470	9,486	14	0.1%
Retained earnings	10,627	9,939	8,986	8,355	7,906	2,721	34.4%
Accumulated other comprehensive income:	(43)	(56)	(62)	(99)	(93)	50	(53.8)%
Treasury Stock	(5,351)	(4,664)	(3,729)	(3,731)	(2,842)	(2,509)	88.3%
Total equity	14,734	14,709	14,678	13,996	14,458	276	1.9%
Total liabilities and equity	$106,388	$105,384	$106,792	$104,545	$99,122	$7,266	7.3%

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Quarter Ended
	Jun 30, 2019			Mar 31, 2019			Dec 31, 2018			Sep 30, 2018			Jun 30, 2018
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$10,989	$66	2.41%	$11,033	$65	2.39%	$10,856	$62	2.27%	$7,901	$39	1.96%	$13,097	$59	1.81%
Securities available for sale	6,010	36	2.40%	5,640	34	2.44%	6,837	40	2.32%	7,022	38	2.15%	6,803	34	2.00%

Loan receivables:
Credit cards, including held for sale	85,488	4,557	21.38%	86,768	4,611	21.55%	86,131	4,695	21.63%	83,609	4,538	21.53%	74,809	4,010	21.50%
Consumer installment loans	1,924	44	9.17%	1,844	42	9.24%	1,815	42	9.18%	1,753	41	9.28%	1,648	37	9.01%
Commercial credit products	1,330	34	10.25%	1,252	34	11.01%	1,344	37	10.92%	1,355	37	10.83%	1,346	34	10.13%
Other	50	1	NM	39	—	—%	50	—	—%	66	1	NM	50	—	—%
Total loan receivables, including held for sale	88,792	4,636	20.94%	89,903	4,687	21.14%	89,340	4,774	21.20%	86,783	4,617	21.11%	77,853	4,081	21.03%
Total interest-earning assets	105,791	4,738	17.96%	106,576	4,786	18.21%	107,033	4,876	18.07%	101,706	4,694	18.31%	97,753	4,174	17.13%

Non-interest-earning assets:
Cash and due from banks	1,271			1,335			1,320			1,217			1,161
Allowance for loan losses	(5,911)			(6,341)			(6,259)			(5,956)			(5,768)
Other assets	3,752			3,729			3,688			3,482			3,068
Total non-interest-earning assets	(888)			(1,277)			(1,251)			(1,257)			(1,539)

Total assets	$104,903			$105,299			$105,782			$100,449			$96,214

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$64,226	$397	2.48%	$63,776	$375	2.38%	$62,999	$350	2.20%	$60,123	$314	2.07%	$57,303	$273	1.91%
Borrowings of consolidated securitization entities	11,785	90	3.06%	13,407	100	3.02%	14,223	104	2.90%	12,306	86	2.77%	11,821	80	2.71%
Senior unsecured notes	9,543	96	4.03%	8,892	85	3.88%	9,554	89	3.70%	9,552	88	3.66%	9,114	84	3.70%

Total interest-bearing liabilities	85,554	583	2.73%	86,075	560	2.64%	86,776	543	2.48%	81,981	488	2.36%	78,238	437	2.24%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	271			286			284			275			270
Other liabilities	4,260			4,148			4,283			3,772			3,299
Total non-interest-bearing liabilities	4,531			4,434			4,567			4,047			3,569

Total liabilities	90,085			90,509			91,343			86,028			81,807

Equity
Total equity	14,818			14,790			14,439			14,421			14,407

Total liabilities and equity	$104,903			$105,299			$105,782			$100,449			$96,214
Net interest income		$4,155			$4,226			$4,333			$4,206			$3,737

Interest rate spread(1)			15.23%			15.57%			15.59%			15.95%			14.89%
Net interest margin(2)			15.75%			16.08%			16.06%			16.41%			15.33%

(1) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Six Months Ended Jun 30, 2019			Six Months Ended Jun 30, 2018
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$11,011	$131	2.40%	$12,768	$106	1.67%
Securities available for sale	5,826	70	2.42%	6,197	59	1.92%

Loan receivables:
Credit cards, including held for sale	86,125	9,168	21.47%	75,492	8,109	21.66%
Consumer installment loans	1,884	86	9.21%	1,610	73	9.14%
Commercial credit products	1,291	68	10.62%	1,316	70	10.73%
Other	44	1	4.58%	50	1	4.03%
Total loan receivables, including held for sale	89,344	9,323	21.04%	78,468	8,253	21.21%
Total interest-earning assets	106,181	9,524	18.09%	97,433	8,418	17.42%

Non-interest-earning assets:
Cash and due from banks	1,303			1,179
Allowance for loan losses	(6,125)			(5,689)
Other assets	3,741			3,039
Total non-interest-earning assets	(1,081)			(1,471)

Total assets	$105,100			$95,962

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$64,002	$772	2.43%	$56,832	$522	1.85%
Borrowings of consolidated securitization entities	12,592	190	3.04%	12,114	154	2.56%
Senior unsecured notes	9,219	181	3.96%	8,955	163	3.67%
Total interest-bearing liabilities	85,813	1,143	2.69%	77,901	839	2.17%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	278			285
Other liabilities	4,205			3,434
Total non-interest-bearing liabilities	4,483			3,719

Total liabilities	90,296			81,620

Equity
Total equity	14,804			14,342

Total liabilities and equity	$105,100			$95,962
Net interest income		$8,381			$7,579

Interest rate spread(1)			15.40%			15.25%
Net interest margin(2)			15.92%			15.69%

(1) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Jun 30, 2019 vs. Jun 30, 2018
BALANCE SHEET STATISTICS
Total common equity	$14,734	$14,709	$14,678	$13,996	$14,458	$276	1.9%
Total common equity as a % of total assets	13.85%	13.96%	13.74%	13.39%	14.59%		(0.74)%

Tangible assets	$104,095	$103,049	$104,631	$102,416	$97,235	$6,860	7.1%
Tangible common equity(1)	$12,441	$12,374	$12,517	$11,867	$12,571	$(130)	(1.0)%
Tangible common equity as a % of tangible assets(1)	11.95%	12.01%	11.96%	11.59%	12.93%		(0.98)%
Tangible common equity per share(1)	$18.60	$17.96	$17.41	$16.51	$16.84	$1.76	10.5%

REGULATORY CAPITAL RATIOS(2)
	Basel III Fully Phased-in
Total risk-based capital ratio(3)	15.6%	15.8%	15.3%	15.5%	18.0%
Tier 1 risk-based capital ratio(4)	14.3%	14.5%	14.0%	14.2%	16.6%
Tier 1 leverage ratio(5)	12.4%	12.3%	12.3%	12.3%	13.6%
Common equity Tier 1 capital ratio	14.3%	14.5%	14.0%	14.2%	16.6%

(1) Tangible common equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure of the net asset value of the Company to investors. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(2) Regulatory capital metrics at June 30, 2019 are preliminary and therefore subject to change.
(3) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(4) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(5) Tier 1 leverage ratio is the ratio of Tier 1 capital divided by total average assets, after certain adjustments. Tier 1 leverage ratios are based upon the use of daily averages for all periods presented.

SYNCHRONY FINANCIAL
PLATFORM RESULTS
(unaudited, $ in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	2Q'19 vs. 2Q'18		Jun 30, 2019	Jun 30, 2018	YTD'19 vs. YTD'18
RETAIL CARD(1)
Purchase volume(2)(3)	$29,530	$24,660	$31,755	$27,863	$25,926	$3,604	13.9%	$54,190	$48,067	$6,123	12.7%
Period-end loan receivables	$52,307	$51,572	$63,827	$59,139	$51,473	$834	1.6%	$52,307	$51,473	$834	1.6%
Average loan receivables, including held for sale	$59,861	$60,964	$60,604	$58,964	$51,011	$8,850	17.3%	$60,409	$51,628	$8,781	17.0%
Average active accounts (in thousands)(3)(4)	57,212	58,632	58,962	57,459	51,680	5,532	10.7%	58,132	52,769	5,363	10.2%

Interest and fees on loans	$3,390	$3,454	$3,502	$3,383	$2,915	$475	16.3%	$6,844	$5,930	$914	15.4%
Other income	$59	$76	$59	$57	$54	$5	9.3%	$135	$123	$12	9.8%
Retailer share arrangements	$(836)	$(940)	$(825)	$(844)	$(637)	$(199)	31.2%	$(1,776)	$(1,345)	$(431)	32.0%

PAYMENT SOLUTIONS(1)
Purchase volume(2)	$5,948	$5,249	$6,035	$6,007	$5,702	$246	4.3%	$11,197	$10,766	$431	4.0%
Period-end loan receivables	$19,766	$19,379	$19,815	$19,064	$18,320	$1,446	7.9%	$19,766	$18,320	$1,446	7.9%
Average loan receivables, including held for sale	$19,409	$19,497	$19,333	$18,659	$17,978	$1,431	8.0%	$19,453	$18,014	$1,439	8.0%
Average active accounts (in thousands)(4)	12,227	12,406	12,350	12,062	11,845	382	3.2%	12,321	11,934	387	3.2%

Interest and fees on loans	$685	$686	$708	$683	$644	$41	6.4%	$1,371	$1,287	$84	6.5%
Other income	$11	$1	$(2)	$(2)	$(2)	$13	NM	$12	$(4)	$16	NM
Retailer share arrangements	$(21)	$(12)	$(25)	$(24)	$(14)	$(7)	50.0%	$(33)	$(24)	$(9)	37.5%

CARECREDIT
Purchase volume(2)	$2,813	$2,604	$2,530	$2,573	$2,640	$173	6.6%	$5,417	$5,061	$356	7.0%
Period-end loan receivables	$9,723	$9,454	$9,497	$9,318	$9,086	$637	7.0%	$9,723	$9,086	$637	7.0%
Average loan receivables, including held for sale	$9,522	$9,442	$9,403	$9,160	$8,864	$658	7.4%	$9,482	$8,826	$656	7.4%
Average active accounts (in thousands)(4)	6,086	6,094	6,070	5,961	5,819	267	4.6%	6,092	5,837	255	4.4%

Interest and fees on loans	$561	$547	$564	$551	$522	$39	7.5%	$1,108	$1,036	$72	6.9%
Other income	$20	$15	$7	$8	$11	$9	81.8%	$35	$19	$16	84.2%
Retailer share arrangements	$(2)	$(2)	$(5)	$(3)	$(2)	$—	—%	$(4)	$(4)	$—	—%

TOTAL SYF
Purchase volume(2)(3)	$38,291	$32,513	$40,320	$36,443	$34,268	$4,023	11.7%	$70,804	$63,894	$6,910	10.8%
Period-end loan receivables	$81,796	$80,405	$93,139	$87,521	$78,879	$2,917	3.7%	$81,796	$78,879	$2,917	3.7%
Average loan receivables, including held for sale	$88,792	$89,903	$89,340	$86,783	$77,853	$10,939	14.1%	$89,344	$78,468	$10,876	13.9%
Average active accounts (in thousands)(3)(4)	75,525	77,132	77,382	75,482	69,344	6,181	8.9%	76,545	70,540	6,005	8.5%

Interest and fees on loans	$4,636	$4,687	$4,774	$4,617	$4,081	$555	13.6%	$9,323	$8,253	$1,070	13.0%
Other income	$90	$92	$64	$63	$63	$27	42.9%	$182	$138	$44	31.9%
Retailer share arrangements	$(859)	$(954)	$(855)	$(871)	$(653)	$(206)	31.5%	$(1,813)	$(1,373)	$(440)	32.0%

(1) Beginning in 1Q 2019, our Oil and Gas retail credit programs are now included in our Payment Solutions sales platform. Prior period financial and operating metrics for Retail Card and Payment Solutions have been recast to reflect the current period presentation.

(2) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(3) Includes activity and balances associated with loan receivables held for sale.
(4) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES(1)
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018
COMMON EQUITY MEASURES
GAAP Total common equity	$14,734	$14,709	$14,678	$13,996	$14,458
Less: Goodwill	(1,078)	(1,076)	(1,024)	(1,024)	(1,024)
Less: Intangible assets, net	(1,215)	(1,259)	(1,137)	(1,105)	(863)
Tangible common equity	$12,441	$12,374	$12,517	$11,867	$12,571

Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss)	283	287	284	311	287
Basel III - Common equity Tier 1 (fully phased-in)	$12,724	$12,661	$12,801	$12,178	$12,858

RISK-BASED CAPITAL
Common equity Tier 1	$12,724	$12,661	$12,801	$12,178	$12,858
Add: Allowance for loan losses includible in risk-based capital	1,169	1,152	1,211	1,137	1,027
Risk-based capital	$13,893	$13,813	$14,012	$13,315	$13,885

ASSET MEASURES
Total average assets	$104,903	$105,299	$105,782	$100,449	$96,214
Adjustments for:
Disallowed goodwill and other disallowed intangible assets (net of related deferred tax liabilities) and other	(2,003)	(2,039)	(1,845)	(1,836)	(1,670)
Total assets for leverage purposes	$102,900	$103,260	$103,937	$98,613	$94,544

Risk-weighted assets - Basel III (fully phased-in)	$88,890	$87,331	$91,742	$85,941	$77,322

TANGIBLE COMMON EQUITY PER SHARE
GAAP book value per share	$22.03	$21.35	$20.42	$19.47	$19.37
Less: Goodwill	(1.61)	(1.56)	(1.42)	(1.42)	(1.37)
Less: Intangible assets, net	(1.82)	(1.83)	(1.59)	(1.54)	(1.16)
Tangible common equity per share	$18.60	$17.96	$17.41	$16.51	$16.84

(1) Regulatory measures at June 30, 2019 are presented on an estimated basis.